Exhibit 10.4

SECOND AMENDMENT TO

THE FEDEX CORPORATION RETIREMENT PARITY PENSION PLAN

As Amended and Restated Effective June 15, 2020

THIS AMENDMENT to the FedEx Corporation Retirement Parity Pension Plan (the “Plan”) is made by the Participating Employers, pursuant to their authority to amend the Plan as provided in Section 16 thereof;

WHEREAS, in connection with a change in the vendor that administers the Excess Compensation Credits and Excess Compensation Interest Credits of the Plan, the Employer deems it advisable to amend the Plan to reflect a different interest crediting methodology; and

NOW, THEREFORE, effective September 30, 2023, Section 5(a)(ii) of the Plan is hereby amended to read as follows:

(ii)

Excess Compensation Interest Credit shall mean an amount credited to the Excess Compensation Account in the same manner and using the same Interest Credit Factor as in the Qualified Pension Plan. Effective for distributions that occur on or after September 30, 2023, Excess Compensation Interest Credits shall be credited daily rather than on a quarterly basis beginning with Interest Credits on or after June 1, 2023.

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDERAL EXPRESS CORPORATION

Signed:	/s/ Robbin S. Page
Name:	Robbin S. Page
Title:	Vice President, Human Resources
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX CORPORATION

Signed:	/s/ Tracy B. Brightman
Name:	Tracy B. Brightman
Title:	Executive Vice President, Chief People Officer
Date:	September 11, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX CORPORATE SERVICES, INC.

Signed:	/s/ Tracy B. Brightman
Name:	Tracy B. Brightman
Title:	Executive Vice President, Chief People Officer
Date:	September 11, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX CROSS BORDER HOLDINGS, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX CROSS BORDER TECHNOLOGIES, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX FORWARD DEPOTS, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX LOGISTICS, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX TRADE NETWORKS TRADE SERVICES, LLC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX TRADE NETWORKS TRANSPORTATION
AND BROKERAGE, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

WORLD TARIFF, LIMITED

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDERAL EXPRESS VIRGIN ISLANDS, INC.

Signed:	/s/ Marilyn F. Blanco-Reyes
Name:	Marilyn F. Blanco-Reyes
Title:	Vice President Legal & Regulatory Affairs
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX FREIGHT CORPORATION

Signed:	/s/ Rodney Myers
Name:	Rodney Myers
Title:	Vice President Human Resources
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX FREIGHT, INC.

Signed:	/s/ Rodney Myers
Name:	Rodney Myers
Title:	Vice President Human Resources
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX GROUND PACKAGE SYSTEM, INC.

Signed:	/s/ Carlos Etheredge
Name:	Carlos Etheredge
Title:	Senior Vice President Human Resources
Date:	September 14, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX OFFICE AND PRINT SERVICES, INC.

Signed:	/s/ Brandon L. Waits
Name:	Brandon L. Waits
Title:	Vice President Human Resources
Date:	September 11, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX CUSTOM CRITICAL, INC.

Signed:	/s/ Clement E. Klank III
Name:	Clement E. Klank III
Title:	Secretary
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX SUPPLY CHAIN DISTRIBUTION SYSTEM, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

ATC INFORMATION SERVICES, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this Amendment to be effective as of the dates shown herein.

CAPITAL RETURNS, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

GENCO INFRASTRUCTURE SOLUTIONS, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX SUPPLY CHAIN, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX SUPPLY CHAIN LOGISTICS & ELECTRONICS, INC.

Signed	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

GENCO MARKETPLACE, INC.

Signed:	/s/ Allan W. Brown
Name:	Allan W. Brown
Title:	Senior Vice President and General Counsel
Date:	September 12, 2023

IN WITNESS WHEREOF, the undersigned duly authorized officers of the Participating Employers have caused this amendment to be effective as of the dates herein.

FEDEX DATAWORKS, INC.

Signed:	/s/ Clement E. Klank III
Name:	Clement E. Klank III
Title:	Secretary
Date:	September 12, 2023